SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                      FORM 8-K


                    Current Report Pursuant To Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  May 28, 2002


                                  IMH ASSETS CORP.
          (as Company under a Series 2002-1 Indenture, dated as of February 27, 2002 providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2002-1).


                             IMPAC CMB TRUST SERIES 2002-1
                 (Exact name of Registrant as specified in its Charter)


                                      CALIFORNIA
                    (State or Other Jurisdiction of Incorporation)

               333-06637                            33-0705301
          (Commission File Number)        (I.R.S. Employer Identification No.)


          1401 DOVE STREET
          NEWPORT BEACH, CALIFORNIA                    92660
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (949) 475-3600


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of May 28, 2002.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Deutsche Bank National Trust Company,
                                  not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of February 27, 2002.


          Date:  May  31, 2002              By:  /s/ Katie Wannenmacher
                                            Katie Wannenmacher
                                              Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of May 28, 2002.









                              Impac CMB Trust   2002-1
                              Collateralized Asset-Backed Bonds
                              May 28, 2002 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               4
                                                                       4.  Cred
>it Enhancement Report                                               7
                                                                       5.  Coll
>ateral Report                                                       8
                                                                       6.  Deli
>nquency Report                                                     11
                                                                       7.  REO
>Report                                                             14
                                                                       8.  Prep
>ayment Report                                                      15
                                                                       9.  Prep
>ayment Detail Report                                               18
                                                                      10.  Real
>ized Loss Report                                                   19
                                                                      11.  Real
>ized Loss Detail Report                                            22
                                                                      12.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     23
                                                                      13.  Othe
>r Related Information                                              24
                                                                           Tota
>l Number of Pages
> 24
                                                             CONTACTS
                                                                            Adm
>inistrator:   James F Noriega
                                                                            Dir
>ect Phone Number:   (714)247-6281
                                                                            Add
>ress:   Deutsche Bank

>             1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       IMPAC Mortgage Hold
>ings Inc.                                                Cut-Off Date:
>     February 1, 2002
                              Certificate Insurer(s):       AMBAC Indemnity Cor
>poration                                                 Closing Date:
>      February 27, 2002

>                                                         First Payment Date:
> March 25, 2002
                              Servicer(s):                  Impac Funding Corpo
>ration      Master Servicer
                                                            Countrywide Funding
> Corporation      Sub-Servicer
                                                            Wendover Funding, I
>nc.      Sub-Servicer

>                                                         Distribution Date:
>    May 28, 2002
                              Underwriter(s):               Countrywide Securit
>ies      Co-Lead Underwriter                             Record Date:
>      April 30, 2002
                                                            Greenwich Capital M
>arkets, Inc.      Co-Lead Underwriter

>                          Page 1 of 24
>          (c) COPYRIGHT 2002 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       3
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                IM0201  200205
>        04.87E+08 3106486203200.8       0       0    2097      10       1
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                IM0201  200204
>        04.95E+0847259.8355832.84       0       0    2131       1       1
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                IM0201  200203
>        04.53E+0838165.48       0       0       0    1970       1       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       3
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                IM0201  200205
>        1 7289693       0       0       0       0     150       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                IM0201  200204
>        1 745412547259.8355832.84       0       0     154       1       1
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                IM0201  200203
>        1 774064838165.48       0       0       0     159       1       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       3
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                IM0201  200205
>        24.79E+08 3106486203200.8       0       0    1947      10       1
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                IM0201  200204
>        24.87E+08       0       0       0       0    1977       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                IM0201  200203
>        24.45E+08       0       0       0       0    1811       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0129452.9       0       0       0       0       3       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 3309687      11      0       0129452.9       3       0       04.95E
>+08
       0129845.9       0       0       0       0       3       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0103092.7       2      0       0129845.9       3       0       04.99E
>+08
       0130234.5       0       0       0       0       3       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       038165.48       1      0       0130234.5       3       0       04.54E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0129452.9       0       0       0       0       3       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0       0       0      0       0129452.9       3       0       0 7687
>064
       0129845.9       0       0       0       0       3       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0103092.7       2      0       0129845.9       3       0       0 7909
>048
       0130234.5       0       0       0       0       3       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       038165.48       1      0       0130234.5       3       0       0 8048
>102
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 3309687      11       0       0       0      0       0       04.87E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0       0       0       0       0       0      0       0       04.91E
>+08
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0       0       0       0       0       0      0       0       04.46E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      25
>0       0                                                         358.267
>                                                 0       0     0.00675161
                         1279374 8191535151314.6  166500       0      51
>1       0                                                         166.253
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
 4.9E+08    2136    2111454454.7 432827371051.17       0       0      25
>0      015671.8735220.88134250.2328996533086600030186796354.1849353.46834.4146
>420.0286030.1283140.0295530.0099080.009908       0       0    0.006751607
4.95E+08    2156    2136454723.7 289365565615.34  166500       0      19
>1      0 8495.42132373.9   38375332079623115897630473306355.0964354.38532.6185
>060.0286060.128312 0.029550.0099140.009913       0       0    0.000208242
4.53E+08    1981    1974370195.7  96960714648.06       0       0       7
>0      0  2348.7132076.523792.36302813322841090627794848355.7356354.93231.7035
>240.0285440.1280920.029399  0.00990.009899       0       0    8.42376E-05

>
>                                                         0     0.01341119
                          181.81585286.4 43487.5       0       0      13
>0       0
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
 7419146     159     153       0248572.619345.11       0       0       6
>0      0 1469.44  1730.9 3251.48 1065097 1005309 1004794     171166.253353.866
>39       0       0       0       0       0       0       0              0
 7687064     163     159   91.38  202692 19200.5       0       0       4
>0       0 1445.24 1647.71 3478.95 1095697 1034177 1033647     171167.0406
> 0       0       0       0       0       0       0       0    0.013411189
 7909048     166     163   90.43134021.9 4941.89       0       0       3
>0       0  323.69 1942.58 3274.47 1114439 1051835 1051296     172167.2829
> 0       0       0       0       0       0       0       0    0.004825547

>
>                                                         0     0.00685536
                         1279192 7606249107827.1  166500       0      38
>1       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
4.83E+08    1977    1958454454.7 407970051706.06       0       0      19
>0      014202.4333489.98130998.7318345562986069229182002     357356.34533.6547
>030.0290550.130338 0.030020.0100640.010064       0       0    0.006855361
4.87E+08    1993    1977454632.3 269096346414.84  166500       0      15
>1      0 7050.18130726.234896.05321122653012479929439659     358357.34022.6598
>060.029067 0.130380.0300270.0100740.010073       0       0              0
4.45E+08    1815    1811370105.3835585.1 9706.17       0       0       4
>0      0 2025.01  13013420517.89291668932735907126743553     359358.2662 1.733
>790.0290580.1304010.0299290.0100780.010077       0       0              0

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
              0        0.00675161       00.000287       0                   0.1
>39
                                                        0                   0.0
>65
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.006751607       00.000264       0  May-02490.20720.0664
>56                                                0.0088950.9911050.005783
>   0.0057830.1016650.067228        0.0672284.41464211.5145611.54231
              0       0.000208242       00.000262       0  Apr-02 495.0610.0665
>97                                                0.0062740.993726
>   0.0042230.072747                0.0495172.61850613.89092
              0       8.42376E-05       00.000287       0  Mar-02453.06950.0666
>37                                                0.0021680.997832
>   0.0021680.025705                0.0257051.7035247.544531
              0        0.01341119       00.017449       0
                                         BankruptREO     Fixed   Fixed   Fixed
>
>           Fixed                   Fixed           Fixed
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       00.017448       0  May-027.4191460.1385
>57                                                0.0348530.9651470.026752
>   0.0267520.346687 0.27776         0.27776      305.77811813.88801
              0       0.013411189       00.016891       0  Apr-027.6870640.1385
>37                                                0.0280560.971944
>   0.0226760.289285                0.240616       0
              0       0.004825547       00.016467       0  Mar-027.9090480.1384
>72                                                0.0172670.982733
>   0.0172670.188614                0.188614       0
              0        0.00685536       0       0       0
                                         BankruptREO     AdjustabAdjustabAdjust
>able
>           Adjustable              Adjustable      Adjustable
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.006855361       0       0       0  May-02482.78810.0653
>19                                                0.0084850.9915150.005438
>   0.0054380.0971980.063339        0.0633393.65470313.2976411.80486
              0                 0       0       0       0  Apr-02487.37390.0654
>37                                                0.0059230.994077
>   0.0039110.068805                0.0459372.65980612.93419
              0                 0       0       0       0  Mar-02445.16040.0653
>42                                                0.0018950.998105
>   0.0018950.022507                0.022507 1.733796.490809
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                  Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       2
>  0
11.542314399.324       0       1       0               0       0       0
>        0       0       0               0
>                         3       3Collection Account Repor       4       3
>  0
11.45682 3125.77       0       1                       0       0
>        0       0                       0
>                         4       4Credit Enhancement Repor       7       1
7.544531984.2551       0       1                       0       0
>        0       0                       0
>                         5       5Collateral Report              8       3
>  0

>
>                         6       6Delinquency Report            11       3
>  0

>
>                         7       7REO Report                    14       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             15       3
>  0

>
>                        10       9Prepayment Detail Report      18       1

>
>                        11      10Realized Loss Report          19       3
>  0

>
>                        12      11Realized Loss Detail Rep      22       1

>
>                        13      12Triggers, Adj. Rate Cert      23       1

>
>                        14      13Other Related Informatio      24       1

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         24
Fixed   Fixed                                           Fixed
>         Fixed                           Fixed
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
13.88801267.9177       0       1       0               0       0       0
>        0       0       0               0
        221.8925       0       1                       0       0
>        0
        138.9638       0       1                       0       0
>        0
AdjustabAdjustable                                      Adjustable
>         Adjustable                      Adjustable
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
11.804864131.406       0       1       0               0       0       0
>        0       0       0               0
10.455432903.878       0       1                       0       0
>        0       0                       0
6.490809845.2913       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       2       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               0               0
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               1               1
               0       1       0
               0               0
               0               0
              24